Exhibit 10.20
AMENDMENT TO SHAREHOLDERS’ AGREEMENT IN RESPECT OF MA’ADEN IVANHOE ELECTRIC EXPLORATION AND DEVELOPMENT LIMITED COMPANY

This Amendment Agreement is made on November 1, 2023 (this “Agreement”)
Between:
(1)SAUDI ARABIAN MINING COMPANY (MA’ADEN), a joint stock company established pursuant to Royal Decree No. M/17 dated 14/11/1417H (corresponding to 23 March 1997) and existing under the laws of the Kingdom of Saudi Arabia with commercial registration number 1010164391 dated 10/11/1421 H. (corresponding to 4 February 2001) and whose principal office is at Abu Baker Al Sadeeq Road (Exit 6), P.O. Box 68861, Riyadh 11537, the Kingdom of Saudi Arabia (“Ma’aden”);
(2)IVANHOE ELECTRIC MENA HOLDINGS LTD., a corporation incorporated under the laws of France, with registration number 951 524 479 R.C.S. Toulouse, having its registered office at 30 Boulevard de Thibaud, 31100 Toulouse, France (“IE Mena”);
(3)IVANHOE ELECTRIC INC., a corporation incorporated under the laws of Delaware, USA, with registration number 3239208, having its registered office at 251 Little Falls Drive, Wilmington, Delaware 19808 (“IE Parent”); and
(4)MA’ADEN IVANHOE ELECTRIC EXPLORATION AND DEVELOPMENT LIMITED COMPANY, a limited liability company existing under the laws of the Kingdom of Saudi Arabia with commercial registration number 1010890891 and whose principal office is at 8100, Abi Bakr Al Siddiq Road, Al Masyaf, Riyadh 12468 – 3996 (the “Company”).
Ma’aden, IE Mena and IE Parent are hereinafter individually referred to as a “Party” and collectively as the “Parties”.
Whereas:
(A)The Parties have previously entered into a shareholders’ agreement in relation to the Company dated 6 July 2023 (corresponding to 18/12/1444H) (the “SHA”).
(B)The Parties now wish to amend some terms of the SHA in accordance with this Agreement.
It is agreed:
1.Unless the context requires otherwise, capitalised terms used in this Agreement shall have the same meaning given to those terms in the SHA.
2.With effect from the date of this Agreement, the Parties agree that Part 1 Exploration Licenses of Schedule 6 (Ma’aden Land Area) of the SHA shall be amended as follows:
(a)by the insertion of the following new row in the table contained therein;

License Number	Region_Name	Exploration Licence Name	Region	Area km2	Licence Blocks No.	Issue Date_G	Expiry Date
14433109	Al Amar	Umm Ash Shalahib 3	Riyadh	64.56	1	6 June 2022	15 April 2027

(b)with respect to the final row of the table contained therein which depicts the total granted ‘Area km2’ and ‘License Blocks. No.’, by:
(i)the deletion of the figure “4,142” pertaining to the total granted area and the insertion in its place of the figure “4,206”; and
(ii)the deletion of the figure “57” pertaining to the total granted license blocks No. and the insertion in its place of the figure “58”;
(c)by the deletion in its entirety of Clause 5.2.2 and the insertion in its place at Clause 5.2.2 of the following:
5.2.2     pending delivery of the Typhoon™ Units, make available to the Company:

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(A)    at the Company’s cost and on DDP (Incoterms 2020) basis; and
(B)     at the Company’s exploration camp in Hufairah, the Kingdom (or such other place as Ma’aden and Ivanhoe Electric agree in writing), two Current TyphoonTM Units (the “Initial Existing TyphoonTM Units”), the: (i) first of which shall be delivered by no later than thirty (30) days following the Effective Date, and (ii) the second of which shall be delivered by no later than 31 January 2024 (the “Second Existing TyphoonTM Unit”). The use and return of the Initial Existing TyphoonTM Units shall be governed in accordance with the terms of the Typhoon™ Equipment Purchase and Technical Support Agreement (as if references in the Typhoon™ Equipment Purchase and Technical Support Agreement to the “Existing Typhoon Units” referred to the Initial Existing TyphoonTM Units contemplated herein ) and Clause 0 (Initial Existing TyphoonTM Units). The Parties acknowledge and agree that, to the extent the “Additional Existing Typhoon Unit” (as defined under the Typhoon™ Equipment Purchase and Technical Support Agreement) is required to be delivered by Ivanhoe Electric to the Company in accordance with the terms of the Typhoon™ Equipment Purchase and Technical Support Agreement, then such obligation shall be deemed to have been satisfied by Ivanhoe Electric thereunder by delivery of the Second Existing TyphoonTM Unit in accordance with this Clause 5.2.2;
(d)by the deletion in Clause 1.1 of the definition of “Initial Existing TyphoonTM Unit” and the insertion in its place of the following definition (and all references to the “Initial Existing TyphoonTM Unit” in the SHA shall be construed accordingly):
“Initial Existing TyphoonTM Units” has the meaning given in Clause 5.2.2 (Undertakings by Ivanhoe Electric);
(e)by the addition in Clause 1.1 of the definitions of “Second Existing TyphoonTM Unit” as follow (and all references to the “Second Existing TyphoonTM Unit” in the SHA shall be construed accordingly):
“Second Existing TyphoonTM Unit” has the meaning given in Clause 5.2.2 (Undertakings by Ivanhoe Electric);
(f)by the deletion in its entirety of Clause 5.3 and the insertion in its place at Clause 5.3 of the following:
5.3    Initial Existing Typhoon™ Units
Following successful completion of the Confirmatory Acceptance Testing in relation to the:
5.3.1    second Typhoon™ Unit that is delivered pursuant to Clause 2.2 of the TyphoonTM Equipment Purchase and Technical Support Agreement, the Company shall, at the Company’s cost, make available one of the Initial Existing Typhoon™ Units identified by Ivanhoe Electric for collection by Ivanhoe Electric at Ma’aden’s exploration camp in Hufairah, the Kingdom (or such other place as Ma’aden and Ivanhoe Electric agree in writing) within thirty (30) days of the date on which such Confirmatory Acceptance Testing is completed or, if a Survey is underway but not completed, within thirty (30) days following completion of such Survey; and
5.3.2    third Typhoon™ Unit that is delivered pursuant to Clause 2.2 of the TyphoonTM Equipment Purchase and Technical Support Agreement, the Company shall at the Company’s cost, make available the remaining Initial Existing Typhoon™ Unit for collection by Ivanhoe Electric at Ma’aden’s exploration camp in Hufairah, the Kingdom (or such other place as Ma’aden and Ivanhoe Electric agree in writing) within thirty (30) days of the date on which such Confirmatory Acceptance Testing is completed or, if a Survey is underway but not

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completed, within thirty (30) days following completion of such Survey.
The Company shall retain risk of the Initial Existing TyphoonTM Units until such Initial Existing Typhoon™ Units are delivered to Ivanhoe Electric. If any Loss occur with respect to either of the Initial Existing TyphoonTM Units while under the Company’s risk, the Company shall, at its own cost, repair and make good the relevant Initial Existing TyphoonTM Unit;
(g)by the deletion in its entirety of Clause 6.2 and the insertion in its place at Clause 6.2 of the following:
The Parties acknowledge that the sole permitted use for the Typhoon™ shall be on the Ma’aden Land, any Additional Land Areas and any Areas of Interest, or as otherwise agreed between the Parties in writing. To the extent that a Shareholder proposes to use the Typhoon™ Units and/or TyphoonTM technology on any other land in which a Shareholder or their Affiliates has an interest, Ma’aden and Ivanhoe Electric shall discuss such proposal in good faith.
(h)by the addition and insertion of a new Clause 6.4 as follow:
6.4 The Parties agree to allow the Company to survey the entire Al Amar mining license area without incurring any charges or commitments of any kind to Ma’aden as a quid pro quo to Ma’aden providing access to the Company of additional exploration license of Umm Ash Shalahib area.
3.Subject to the provision of Clause 6.2 in this Agreement and Clause 6.3 under the SHA, the Parties hereby agree and acknowledge that the use of the Typhoon™ Units shall also be given for the greater Al Amar mining licence area and such use shall be for the sole benefit of Ma’aden. Ivanhoe Electric shall endeavour all reasonable measures to provide access and cooperate with Ma’aden for the execution of this provision, and such cooperation by Ivanhoe Electric shall not be unreasonably withheld.
4.The amendment of the SHA pursuant to this Agreement shall constitute a variation of the SHA in accordance with Clause 36.7 (Amendment) of the SHA.
5.Save as amended in accordance with Clause 2 above, the provisions of the SHA are confirmed and shall continue in full force and effect.
6.Each of the Parties shall from time to time and at their own cost do, execute and deliver or procure to be done, executed and delivered all such further acts, documents and things required by law or as may be necessary or desirable to give full effect to this Agreement and the rights, powers and remedies conferred under this Agreement.
7.The Parties agree that the following clauses of the SHA shall apply to this Agreement as if incorporated into this Agreement in full with any amendments necessary in the context of this Agreement: Clauses 1.2 (Interpretation) 31 (Governing Law), 32 (Disputes), 33 (Language), 35 (Notices) and 36.5 (Entire Agreement), 36.7 (Amendment), 36.8 (Articles of Association), 36.9 (No Partnership) and 36.10 (Counterparts).

[Signatures over page]

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This Agreement has been entered into by the Parties on the date first above written.

SAUDI ARABIAN MINING COMPANY (MA’ADEN)

/s/ Robert Wilt
Signature of authorized representative
Name: Robert Wilt
Title: Chief Executive Officer

IVANHOE ELECTRIC INC.

/s/ Taylor Melvin
Signature of authorized representative
Name: Taylor Melvin
Title: President and CEO

IVANHOE ELECTRIC MENA HOLDINGS LTD.

/s/ Mark Gibson
Signature of authorized representative
Name: Mark Gibson
Title: President

MA’ADEN IVANHOE ELECTRIC EXPLORATION AND DEVELOPMENT LIMITED COMPANY

/s/ Louis Irvine
Signature of authorized representative
Name: Louis Irvine
Title: Chairman

/s/ Quentin Markin
Signature of authorized representative
Name: Quentin Markin
Title: Board Member

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